SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2007

Sunrise Telecom Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-17781	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (408) 363-8000

Not Applicable
(Former name or former address if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On January 22, 2007, Sunrise Telecom Incorporated, a Delaware corporation (the "Company"), issued a press release regarding its preliminary unaudited financial results for the quarter ended December 31, 2006 and certain other information. A copy of this press release is attached as Exhibit 99.1 to this report. The Company is making forward-looking statements in the press release, including expectations for increased demand for the Company’s products in 2007.,

In accordance with General Instruction B.2, the information in this Current Report on Form 8-K, including exhibit 99.1, shall be deemed "furnished", not "filed", for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1  Sunrise Telecom Press Release dated January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: January 24, 2007	By:	/s/ RICHARD D. KENT
Richard D. Kent Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Sunrise Telecom Press Release dated January 22, 2007.

Sunrise Telecom® Provides Preliminary Fourth Quarter Revenue Results, Exceeds Guidance

SAN JOSE, Calif., Jan. 22 -- Sunrise Telecom® Incorporated (OTC: SRTI.PK), a leading provider of service verification equipment for telecommunications, cable broadband and Internet networks, today announced preliminary revenue results for the fourth quarter 2006. The company now expects its fourth quarter revenues to be in the range of $35 to $36 million, significantly above the guidance range of $27 to $30 million that it provided on November 3, 2006. The company believes that fourth quarter performance was driven to a large extent by accelerating deployment of triple play services in North America.

Sunrise Telecom President and CEO, Paul Marshall said, “Clearly the triple play initiatives by major US carriers served as a strong growth catalyst for Sunrise Telecom last year. Preliminary results indicate that for the full year 2006 our revenues increased by an impressive 40%. We expect that the favorable market environment for our products will persist in 2007 as our customers equip their central offices and their field technicians with a broad range of testing tools in support of the FTTx initiatives.”

In February Sunrise Telecom expects to announce final results for the 2006 fourth quarter and full year.

About Sunrise Telecom Incorporated
Sunrise Telecom develops and manufactures communications test and measurement solutions that enable service providers to deliver high-quality voice, video, data and next-generation digital multimedia services quickly, reliably, and cost-effectively. The company offers a robust portfolio of feature-rich, easy-to-use products that pre-qualify, verify, and diagnose telecommunications, cable TV, wireless, and Internet networks from a variety of access points including wireline, DSL, optical fiber, coaxial cable, and signaling networks. Based in San Jose, California, Sunrise Telecom distributes its products through a direct sales force and a network of distributors worldwide. For more information, visit www.sunrisetelecom.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including expectations for increased demand for the company’s products in 2007. These forward-looking statements are made pursuant to safe harbor provisions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause results to differ include the following: a lack of acceptance or slower than anticipated acceptance for Sunrise Telecom's new or enhanced products and modules; slower than anticipated product development or introduction into the marketplace; unanticipated delays in product delivery schedules; lower than anticipated end-user demand for telecommunications services and a corresponding cutback in spending by customers; increased competitive pressures; rapid technological change within the telecommunications industry; Sunrise Telecom's dependence on a limited number of major customers; Sunrise Telecom's dependence on limited source suppliers; deferred or lost sales resulting from order cancellations or order changes; deferred or lost sales resulting from Sunrise Telecom's lengthy sales cycle; unanticipated difficulties associated with international operations; Sunrise Telecom's ability to manage growth and slowdowns; the unknown effects of management changes; the loss of key personnel; and increased management attention regarding finance and accounting matters and curing periodic reporting delays. Some of these risks and uncertainties are described in more detail in Sunrise Telecom's reports filed with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the year ended December 31, 2004 and its Forms 10-Q for the quarters ended March 31 and June 30, 2005. Sunrise Telecom assumes no obligation to update the forward-looking statements included in this press release.

NOTE: Sunrise Telecom, SunSet MTT, and SunSet are registered trademarks of Sunrise Telecom Incorporated. All other trade, product, or service names referenced in this release may be trademarks or registered trademarks of their respective holders.

CONTACT: Richard D. Kent, Chief Financial Officer, +1-408-363-8000, or Kate Sidorovich, Investor Relations, +1-415-445-3236, both of Sunrise Telecom Incorporated